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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                         January 7, 2003

                    Leesport Financial Corp.
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      (Exact name of registrant as specified in its charter)

  Pennsylvania               000-14555              23-2354007
----------------            ------------           -------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)            Ident. No.)
 incorporation)

1240 Broadcasting Road, Wyomissing, Pennsylvania         19610
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    (Address of principal executive offices)          (Zip Code)

                          (610) 208-0966
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        Registrant's telephone number, including area code

                               N/A
  --------------------------------------------------------------
  (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         The Company's press release, dated January 7, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            The following exhibits are filed herewith:

            99.1  Press Release, dated January 7, 2003, of
                  Leesport Financial Corp.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEESPORT FINANCIAL CORP.

Dated:  January 8, 2003            /s/ Raymond H. Melcher, Jr.
                                   ---------------------------
                                   Raymond H. Melcher, Jr.,
                                   Chairman, President and
                                   Chief Executive Officer



                          EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------

  99.1    Press Release, dated January 7, 2003, of Leesport
          Financial Corp.